Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, William Wang, Chief Executive Officer of VIZIO Holding Corp. (“the Company”), hereby certify, that, to my knowledge:
(1)    The Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Report”) fully complies with the requirements of section Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2023	By:	/s/ William Wang
William Wang
Chief Executive Officer